                                                                  EXHIBIT 10.23
















                            ACME METALS INCORPORATED
                            ------------------------
                           DEFERRED COMPENSATION PLAN
                           --------------------------


                             As Amended and Restated
                            Effective January 1, 1994

                            ACME METALS INCORPORATED
                            ------------------------
                           DEFERRED COMPENSATION PLAN
                           --------------------------

                                TABLE OF CONTENTS

ARTICLE                                                                     PAGE
-------                                                                     ----

PREAMBLE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

     I.   Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

     II.  Participants . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
             Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

     III. Deferred Compensation Accounts . . . . . . . . . . . . . . . . . . . 2
             Deferred Compensation Accounts. . . . . . . . . . . . . . . . . . 2
             Deferred Compensation Account Benefit . . . . . . . . . . . . . . 2
             Vesting and Forfeiture. . . . . . . . . . . . . . . . . . . . . . 3

     IV.  Investments of Deferred Compensation Accounts. . . . . . . . . . . . 3
             Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
             Reporting to Participants . . . . . . . . . . . . . . . . . . . . 3
             Actual Investment Not Required. . . . . . . . . . . . . . . . . . 3
             Establishment of Trust Permitted. . . . . . . . . . . . . . . . . 3

      V.  Distribution of Deferred Compensation Accounts . . . . . . . . . . . 4
             Source of Payment . . . . . . . . . . . . . . . . . . . . . . . . 4
             Time and Manner of Payment. . . . . . . . . . . . . . . . . . . . 4
             Designation of Beneficiaries. . . . . . . . . . . . . . . . . . . 5
             Emergency Payments. . . . . . . . . . . . . . . . . . . . . . . . 5

     VI.  Administration . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
             Administration. . . . . . . . . . . . . . . . . . . . . . . . . . 5
             General Creditor. . . . . . . . . . . . . . . . . . . . . . . . . 5
             Facility of Payment . . . . . . . . . . . . . . . . . . . . . . . 5
             Non-Alienation of Benefits. . . . . . . . . . . . . . . . . . . . 6
             Withholding for Taxes . . . . . . . . . . . . . . . . . . . . . . 6
             Employment Rights . . . . . . . . . . . . . . . . . . . . . . . . 6
             Payment of Base Salaries. . . . . . . . . . . . . . . . . . . . . 6
             Committee Determination Final . . . . . . . . . . . . . . . . . . 6
             Amendment or Termination. . . . . . . . . . . . . . . . . . . . . 6

     VII. Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
             Gender and Number . . . . . . . . . . . . . . . . . . . . . . . . 6
             Successors. . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
             Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . 6
             Controlling Law . . . . . . . . . . . . . . . . . . . . . . . . . 6
             Committee Liability . . . . . . . . . . . . . . . . . . . . . . . 6

               ACME METALS INCORPORATED DEFERRED COMPENSATION PLAN
               ---------------------------------------------------

                             AS AMENDED AND RESTATED
                            EFFECTIVE JANUARY 1, 1994

                                    PREAMBLE
                                    --------

     Acme Metals Incorporated, a Delaware corporation, has previously established a deferred compensation plan for certain of its employees. The following shall constitute the terms and conditions of the Acme Metals Incorporated Deferred Compensation Plan, as amended and restated effective January 1, 1994:

                                    ARTICLE I
                                    ---------
                                   DEFINITIONS
                                   -----------

     The following words and phrases as used herein shall have the meanings set forth below:

     1.1  "Company" shall mean Acme Metals Incorporated, a Delaware corporation.

     1.2 "Base Salary" shall mean the annual base salary rate of a Participant as from time to time fixed by the Company or one of its subsidiaries and exclusive of all incentive bonuses and fringe benefits.

     1.3 "Savings Plan" shall mean the Acme Metals Incorporated Salaried Employees Retirement Savings Plan effective as of May 29, 1986, and restated as of January 1, 1990, as the same has been or may hereafter be amended.

     1.4 "ESOP" shall mean the Acme Metals Incorporated Employee Stock Ownership Plan effective as of January 1, 1989, as the same has been or may hereafter be amended.

     1.5  "Other Qualified Plan" shall mean such other qualified plan, under section 401(a) of the Internal Revenue Code of 1986 as amended from time to time or any substitution therefor (the "Code"), of the Company, or any of its subsidiaries, as is designated by the Committee from time to time in its discretion for the purposes of this Plan.

     1.6 "Diverted Savings Plan Contribution" shall mean a sum equal to the "Savings Plan Deficiency Amount." "Savings Plan Deficiency Amount" shall mean the sum equal to the amount of underpayment of a Company contribution to an Employee's account under the Savings Plan which for any Employee for any particular period (disregarding voluntary Employee contributions) is caused by limitations imposed upon such Company contributions by law, such as by sections 401(a)(17) and 415 of the Code.

     1.7 "Diverted ESOP Contribution" shall mean a sum equal to the "ESOP Deficiency Amount." "ESOP Deficiency Amount" shall mean the sum equal to the amount of underpayment of a Company contribution to an Employee's account under the ESOP which for any Employee for any particular period (disregarding voluntary Employee contributions) is caused by limitations imposed upon such Company contributions by law, such as by sections 401(a)(17) and 415 of the Code.

     1.8 "Diverted Other Qualified Plan Contribution" shall mean a sum equal to the "Other Qualified Plan Deficiency Amount." "Other Qualified Plan Deficiency Amount" shall mean the sum equal to the amount of underpayment of a Company contribution to an Employee's account under such Other

Qualified Plan which for any Employee for any particular period (disregarding voluntary Employee contributions) is caused by limitations imposed upon such Company contributions by law, such as by sections 401(a)(17) and 415 of the Code.

     1.9 "EIC Plan" shall mean the 1986 Acme Metals Incorporated Executive Incentive Compensation Plan, effective June 23, 1986, as the same has been or may hereafter be amended in the future.

     1.10 "EIC Payment" shall mean an incentive award pursuant to the EIC Plan.

     1.11 "Employee" shall mean any person, including an officer of the Company (whether or not he is also a director thereof), who is employed by the Company or one of its subsidiaries on a full-time basis and who is compensated for such employment by a regular salary.

     1.12 "Committee" shall mean the Compensation Committee of the Board of Directors of the Company.

     1.13 "Participant" shall include any Employee who satisfies the eligibility requirements of and becomes a participant in accordance with Section 2.1.

     1.14 "Year" shall mean a calendar year ending December 31.

     1.15 "Deferred Compensation Account" shall mean amounts credited to the account of a Participant as provided in this Plan.

     1.16 "Plan" shall mean this plan, the Acme Metals Incorporated Deferred Compensation Plan, effective as of January 1, 1994, as the same may from time to time hereafter be amended.

     1.17 "ERISA" shall mean the Employee Retirement Income Security Act of 1974 as amended from time to time.

                                   ARTICLE II
                                   -----------
                                  PARTICIPANTS
                                  -------------

     2.1 ELIGIBILITY. Participants in the Plan shall consist of (i) those Employees who shall from time to time be designated by the Committee as Participants and who shall elect, in accordance with Section 3.2, to defer part or all of their compensation and (ii) those Employees for whom a Diverted Savings Plan Contribution, a Diverted ESOP Contribution, and/or a Diverted Other Qualified Plan Contribution is placed in a Deferred Compensation Account. The Committee shall notify all such Participants of their inclusion in the Plan.

                                   ARTICLE III
                                   -----------
                         DEFERRED COMPENSATION ACCOUNTS
                         ------------------------------

     3.1 DEFERRED COMPENSATION ACCOUNTS. The Company shall establish and maintain on its books an account for each Participant which shall be known as his "Deferred Compensation Account".

     3.2  DEFERRED COMPENSATION ACCOUNT BENEFIT.

          (a) Each Employee designated by the Committee who wishes to participate in the Plan shall make an irrevocable election in writing of the amount of his Base Salary and/or EIC Payment which will be deferred under the Plan. Such election shall be made prior to January 1 of each calendar year. The maximum amount that a Participant can elect to defer with respect to any calendar year shall be 30% of his Base Salary and 100% of his EIC Payment. The amount designated to be deferred under this Section 3.2(a) shall be credited to the Participant's Deferred Compensation Account.

          (b) An amount equal to a Participant's Diverted Savings Plan Contribution, Diverted ESOP Contribution, and/or Diverted Other Qualified Plan Contribution shall be credited to such Participant's Deferred Compensation Account.

          (c) Upon the first to occur of the events described in Section 5.2(a), the allocation of amounts to a Participant's Deferred Compensation Account as provided in the foregoing provisions of
               Article III hereof shall cease and terminate.

     3.3 VESTING AND FORFEITURE. A Participant shall at all times have a fully vested and nonforfeitable interest in his Deferred Compensation Account.

                                   ARTICLE IV
                                   ----------
                  INVESTMENTS OF DEFERRED COMPENSATION ACCOUNTS
                  ---------------------------------------------

     4.1 INVESTMENTS. Subject to such rules and procedures as the Committee shall establish, as soon as practicable after any amount has been credited to the Deferred Compensation Accounts, the Company shall invest the amount so credited in such property, real, personal, tangible or intangible, as the Committee shall direct, which investments may include securities of the Company. Income from such investments shall be reinvested, as soon as practicable, in the same manner as hereinabove provided with respect to investments of the credited amounts. The Company, under the direction of the Committee, shall have the unrestricted right to sell any investment and to reinvest the proceeds of such sale. From time to time, but no less frequently than each calendar quarter, an amount equal to the income from such investments (and reinvestments) shall be credited to the Deferred Compensation Accounts in proportion to the then balances credited to the Deferred Compensation Accounts.

     4.2 REPORTING TO PARTICIPANTS. The Committee shall cause to be kept a detailed record of all transactions affecting the Deferred Compensation Accounts and shall from time to time deliver to each Participant a written report setting forth a description of the securities and the cash balance, if any, then held and a description of all transactions which have taken place since the date of the previous report.

     4.3 ACTUAL INVESTMENT NOT REQUIRED. Although the benefit payable to the Participant hereunder is measured by the value of and earnings on the amounts credited to the Participant's Deferred Compensation Account, the Company need not actually make an investment to provide earnings. If the Company, in its discretion, should from time to time make such investment, such investment shall be solely for the Company's own account, and the Participant shall have no right, title or interest in any such investment.

     4.4 ESTABLISHMENT OF TRUST PERMITTED. Notwithstanding the foregoing provisions of this Article IV, and subject to Section 6.2, the Company and its subsidiaries may, in their sole discretion, establish a grantor trust, as described under section 671 of the Code, subject to the claims of the general creditors of the Company, or the subsidiary establishing the trust, as the case may be, for purposes of accumulating assets to provide benefits hereunder. Any such trust will conform to the terms of the model trust, as described in Revenue Procedure 92-64. The establishment of such a trust shall not affect the Company's liability to pay benefits hereunder except that the Company's liability shall be offset by any payments actually made to a Participant under such a trust. In the event such a trust is established, the amount to be invested pursuant to Section 4.1 shall be contributed by the Company to the trust and invested thereunder, in accordance with Section 4.1 and the trust agreement.
                                    ARTICLE V
                                    ---------
                 DISTRIBUTION OF DEFERRED COMPENSATION ACCOUNTS
                 ----------------------------------------------

     5.1 SOURCE OF PAYMENT. A Participant's Deferred Compensation Account shall be distributed from the general assets of the Company, to the extent not paid from a trust established pursuant to Section 4.4.

     5.2  TIME AND MANNER OF PAYMENT.

          (a) A Participant's Deferred Compensation Account shall be distributed upon the first to occur of the following events:

               (i) Termination of employment with the Company during the life of the Participant, whether voluntary or involuntary;

               (ii) Retirement of the Participant from full-time employment with the Company;

               (iii) Total disability of the Participant, or such partial disability as prevents the Participant from continuing in the full-time employment of the Company; or

               (iv)      Death of the Participant.

          (b) In the discretion of the Committee, a Participant's Deferred Compensation Account shall be distributed either in a single lump sum distribution, or in equal or approximately equal installments over a period of five years; in either event, the distribution shall commence not later than one year from the date of the first to occur of the events described in Section 5.2(a).

          (c) With respect to the distribution of a Deferred Compensation Account, the Committee shall, in its discretion, have the right to make distributions in cash or in kind; provided, however, that if cash is distributed in lieu of distribution of investments in kind, the amount of such cash distribution shall be determined by taking the market value of such undistributed investments as of the first business day preceding the date of such distributions.

          (d) A Participant's Deferred Compensation Account shall continue to be maintained until all amounts credited thereto have been distributed.

          (e) In the event of the death of a Participant either before or after any distribution has been made to him from his Deferred Compensation Account, the balance then remaining in such account shall be paid to the person or persons as the Participant shall have designated in a writing filed with the Committee as provided in Section 5.3 below.

     5.3 DESIGNATION OF BENEFICIARIES. The Participant from time to time may name the person or persons (who may be named concurrently, contingently or successively) to whom his Deferred Compensation Account is to be paid if he dies before he receives all of his Deferred Compensation Account. Each such beneficiary designation will revoke all prior designations by the Participant, shall not require the consent of any previously named beneficiary, shall be in a form prescribed by the Committee, and will be effective only when filed with the Committee during the Participant's lifetime. If the Participant fails to designate a beneficiary before his death, as provided above, or if the beneficiary designated by the Participant dies before the date of the Participant's death or before complete payment of the Participant's Deferred Compensation Account and the Participant has not designated a contingent beneficiary, the Committee, in its discretion, may pay a Participant's Deferred Compensation Account to either (i) one or more of the Participant's relatives by blood, adoption or marriage and in such proportions as the Committee determines; or (ii) the legal representative or representatives of the estate of the last to die of the Participant and his designated beneficiary.

     5.4 EMERGENCY PAYMENTS. A Participant may, from time to time, request, in such manner as may be satisfactory to the Committee, that the Committee authorize an emergency payment from his Deferred Compensation Account to such Participant to meet his immediate and heavy financial needs arising as a result of personal injury, sickness, disability, substantial damage to real or personal property or other unanticipated and extraordinary emergency of the Participant or a member of his immediate family and which emergency is beyond the control of the Participant. In determining the amount to be distributed, the Committee shall take into account amounts reasonably available from other resources of the Participant. Emergency payments shall be limited to the amount necessary to meet the emergency and prevent financial hardship to the Participant.

                                   ARTICLE VI
                                   ----------
                                 ADMINISTRATION
                                 --------------

     6.1 ADMINISTRATION. Full power and authority to construe, interpret and administer the Plan shall be vested in the Committee. The Committee shall make each determination provided for under the Plan and promulgate such rules and regulations as it considers necessary and appropriate for the implementation or management of the Plan. Committee members shall not be Participants in the Plan.

     6.2 GENERAL CREDITOR. Notwithstanding any provision of the Plan contained herein to the contrary, the Participant's Deferred Compensation Account hereunder shall at all times be reflected on the Company's books as a general unsecured and unfunded (for tax purposes and for purposes of Title I of ERISA) obligation of the Company, and the Plan shall not give any person any right or security interest in any asset of the Company nor shall it imply any trust or segregation of assets by the Company, other than as described in Section 4.4. The Participant is solely an unsecured creditor of the Company with respect to any amounts payable to the Participant hereunder, and the Plan constitutes a mere promise by the Company to make payments in the future pursuant to the terms hereof.

     6.3 FACILITY OF PAYMENT. If the Participant or his beneficiary is entitled to payments under the Plan, and in the Committee's opinion such person becomes in any way incapacitated so as to be unable to manage his financial affairs, the Committee may authorize the Company to make payments to the Participant's or beneficiary's legal representative, or to one or more of the Participant's or beneficiary's relatives by blood, adoption or marriage, or to the Participant's beneficiary, for such person's benefit, or the Committee may authorize the Company to make payments for the benefit of the Participant or beneficiary in any manner that it considers advisable. Any payment made in accordance with the preceding sentence shall be a full and complete discharge of any liability for such payment hereunder.

     6.4 NON-ALIENATION OF BENEFITS. All rights and benefits under the Plan are personal to the Participant and neither the Plan nor any right or interest of a Participant or any person arising under the Plan is subject to voluntary or involuntary anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment.

     6.5 WITHHOLDING FOR TAXES. Notwithstanding the provisions of Section 6.4., the Company may withhold from any payment made by it under the Plan such amount or amounts as may be required for purposes of complying with the tax withholding provisions of the Code or any state or local income tax act or for purposes of paying any estate, inheritance, or other tax attributable to any amounts payable hereunder.

     6.6 EMPLOYMENT RIGHTS. The Plan is not a contract of employment, and participation in the Plan will not give any Participant the right to be retained in the employ of the Company, nor any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the Plan.

     6.7 PAYMENT OF BASE SALARIES. The Base Salaries of the Participants, less the amounts of Base Salary allocated to their Deferred Compensation Accounts as provided herein, shall be paid to the Participants in accordance with the usual payroll practices of the Company.

     6.8 COMMITTEE DETERMINATIONS FINAL. Each determination provided for in the Plan shall be made by the Committee under such procedures as it may from time to time prescribe and shall be made in the absolute discretion of the Committee. Any such determination shall be conclusive on all persons.

     6.9 AMENDMENT OR TERMINATION. The Company may in its sole discretion terminate or amend the Plan from time to time. No such termination or amendment shall alter a Participant's right to receive a distribution of amounts previously credited to his Deferred Compensation Account; provided, however, that if the Company is liquidated, it shall have the exclusive right to determine the value of each Participant's Deferred Compensation Account, as of a date established by the Company, and to pay any unpaid distributions in any manner which the Company determines to be just and equitable.

                                   ARTICLE VII
                                   -----------
                                  MISCELLANEOUS
                                  -------------

     7.1 GENDER AND NUMBER. Where the context admits, words denoting men include women, the plural includes the singular, and the singular includes the plural.

     7.2 SUCCESSORS. Unless otherwise agreed to, the Plan is binding on and will inure to the benefit of any successor to the Company, whether by way of merger, consolidation, purchase or otherwise.

     7.3 COUNTERPARTS. The Plan may be executed in two or more counterparts, any one of which shall constitute an original without reference to the others.

     7.4 CONTROLLING LAW. The Plan shall be construed in accordance with the laws of the State of Illinois.

     7.5 COMMITTEE LIABILITY. In the absence of bad faith, no member of the Committee nor any other person administering this Plan shall have any liability to any person, firm or corporation based on or arising out of the administration of this Plan, including, without limitation, investment or reinvestment of the amounts credited to the Deferred Compensation Accounts or the manner of distribution of the Deferred Compensation Accounts.

     This Amendment adopted and executed this 28th day of December, 1994, to be effective as of January 1, 1994.

                                        ACME METALS INCORPORATED

                                            /s/ B. W. H. Marsden
                                      By:--------------------------------------
                                            B.W.H. Marsden
                                            Chairman and Chief Executive Officer

ATTEST:

/s/ Edward P. Weber, Jr.
--------------------------------------
Edward P. Weber, Jr., Secretary

               ACME METALS INCORPORATED DEFERRED COMPENSATION PLAN

                             BENEFICIARY DESIGNATION

     If I should die prior to complete distribution of my Deferred Compensation Account under the Plan, I hereby designate the following as my beneficiary(ies) to receive any amounts payable on my behalf under the Plan: (Check A, B or C)

     A. ( )    All to _______________________________ , or if (s)he dies before me, in equal shares to such of the following trusts or persons as are living at my death: (Enter the name(s) and address(es))

               _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________

     B. ( ) In equal shares to such of the following persons as are living at my death: (Enter name(s) and address(es))

               _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________

     C. ( ) All to the following trustee(s) under a trust I have established as my beneficiary(ies):

               Name of each trustee                    Address of each trustee
               --------------------                    -----------------------

               ________________________                ________________________
               ________________________                ________________________
               ________________________                ________________________

               as trustee(s), or any successor trustee(s), under that certain trust agreement dated ____________, 19____, executed by me and said trustee(s), also known as __________________________ (name of trust, if any) as in effect at my death.

     I hereby revoke any beneficiary designation previously signed by me under the Plan and expressly reserve the right to change or revoke this beneficiary designation, but I understand that no changes or revocation will be effective unless it is filed with the Company while I am alive.

______________________________          _______________________________
Date Signed                             Signature of Participant


                                        _______________________________
                                        Print Name

               ACME METALS INCORPORATED DEFERRED COMPENSATION PLAN
               ---------------------------------------------------

                     DEFERRAL ELECTION FOR THE YEAR
                     --------------------------------------

     In accordance with the terms of the Acme Metals Incorporated Deferred Compensation Plan, I hereby irrevocably elect to defer receipt of ____% of my Base Salary (as defined in the Plan) and/or ____% of any EIC Payment (as defined in the Plan) payable during calendar year ________________________.

__________________                 _________________________________
Date Signed                        Signature of Participant



                                   _________________________________
                                   Print Name